Exhibit 32.1
CERTIFICATE OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Amended Quarterly Report of Motorcar Parts of America, Inc. (the “Company”) on Form 10-Q/A for the quarter ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Amended Quarterly Report”), I, Selwyn Joffe, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:
1.	The Amended Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

2.	The information contained in the Amended Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Selwyn Joffe
Selwyn Joffe
Chief Executive Officer July 21, 2006

     In connection with the Amended Quarterly Report of Motorcar Parts of America, Inc. (the “Company”) on Form 10-Q/A for the quarter ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Amended Quarterly Report”), I, Mervyn McCulloch, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:
1.	The Amended Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

2.	The information contained in the Amended Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Mervyn McCulloch
Mervyn McCulloch
Chief Financial Officer July 21, 2006

The foregoing certifications are being furnished to the Securities and Exchange Commission as part of the accompanying report on Form 10-Q/A. A signed original of each of these statements has been provided to Motorcar Parts of America, Inc. and will be retained by Motorcar Parts of America, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.